Exhibit 32-b

                     TRUSTMARK CORPORATION AND SUBSIDIARIES

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Trustmark Corporation (Trustmark) for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Zach L. Wasson, Treasurer (Principal Financial Officer) of Trustmark, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trustmark as of the dates and for the periods expressed in the Report.

BY:        /s/ Zach L. Wasson
           ---------------------
           Zach L. Wasson
           Treasurer (Principal
           Financial Officer)

DATE:      May 10, 2005